January 29, 1996
                              The Emerging Markets
                              Income Fund II Inc

To Our Shareholders:

During the quarter ended November 30, 1995, the net asset value for The Emerging Markets Income Fund II Inc (the "Fund") increased from $10.99 per share at August 31, 1995 to $11.50 per share at November 30, 1995. Dividends of $0.4125 per share were paid during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the total investment return, based on net asset value per share, for the quarter ended November 30, 1995 was 8.68%, compared to a 6.19% return for the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging markets debt. At November 30, 1995 the Fund's stock traded at $12.25 per share, up $0.375 per share from August 31, 1995, representing an approximate 6.5% premium to the underlying net asset value per share of $11.50. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries.

Market Overview
The fiscal quarter ended November 30, 1995 saw continued recovery in emerging markets debt after the dismal first calendar quarter of 1995. The important developments for the markets during the Fund's most recent quarter included: declining U.S. interest rates, successful financings by Argentina and Mexico, continued Mexican peso volatility, continued economic and structural reform progress in Brazil. The market, after its 6.19% return in the quarter ended November 30, 1995, returned 7.40% in December, as measured by the Salomon Brothers Brady Bond Index.

Spreads above U.S. Treasuries for the Salomon Brothers Brady Bond Index narrowed modestly from 1,076 basis points at the beginning of the quarter to 1,065 basis points at November 30, 1995.

Portfolio Review
Obligations of the Republic of Argentina constitute 16.1% of total investments. During the quarter, Argentine Brady Bonds were the top performing component of the Salomon Brothers Brady Bond Index registering a gain of 11.1%. Argentina's outperformance is primarily due to the success of the government's tax moratorium through which $3.5 billion in receipts have been pledged as of quarter end. This increase in revenues has aided both President Menem and Finance Minister Cavallo and has helped solidify the economic reforms the country has undertaken under their leadership. While we expect to continue to maintain a large exposure to Argentina we marginally lowered the Fund's exposure to Argentina to take advantage of other opportunities in the market.

U.S. dollar-denominated bonds of the Republic of Brazil remain the second largest holding of the portfolio, totaling 15.8% of total investments. During the quarter, we increased the Fund's allocation to Brazilian Brady Bonds from 13.8% of total investments to capture any expected spread tightening. Brazilian Brady Bonds were one of the top performing components of the Salomon Brothers Brady Bond Index during the quarter, posting a return of 7.9%.

The key to Brazil's economic and credit quality improvement in 1995 has been the credibility of its new currency, the Real, and the ability of Brazil's monetary policy to drastically reduce inflation. Inflation is expected to total about 15% in 1995, down from 1,094% in 1994. After initiating a strong burst of consumption upon the introduction of the new currency in July 1994, the central bank has used high interest rates to bring economic growth rates down in the later part of 1995, reducing inflationary pressures.

Going forward, Brazil's performance is largely dependent upon fiscal policy. Successful fiscal policy include substantial reductions in government expenditures and privatization to pay down government debt. With high real interest rates, domestic debt levels are increasing substantially, although external debt remains at reasonable levels. The risk in Brazil is that the political will to downsize the government and sell off state owned companies will diminish. We view the momentum of developments in Brazil as positive and sustainable, and feel that Brazilian external debt represents an acceptable level of risk.

Moroccan government loans continue to be a core holding in the portfolio, accounting for 11.7% of total investments. Moroccan debt has lagged the market for much of the year but rebounded 6.9% during the quarter. Morocco's economic output and governmental finances were hurt by a drought in 1995, which caused a sharp rise in imports as well as a decline in agricultural exports. We view this as a short-term concern and expect Morocco to remain a core holding in the portfolio.

The Fund's fourth largest holding is in bonds of the Republic of Poland, which represent 10.8% of total investments. During the quarter, Polish Brady Bonds were up 4.8%. On November 19, 1995, Aleksander Kwasniewski was elected President of the Republic in the second round of voting. The election of the former communist was largely anticipated by the market, but caused some market nervousness and contributed to Poland's underperformance versus the overall market during the quarter.

Poland has shown remarkable economic advancements during 1995 and we expect Poland to develop into a major European economic force. Poland was the first Brady Bond issuing country to receive an investment grade rating, Baa3 by Moody's Investors Service, Inc. We expect that large investment grade bond buyers will focus increasingly on Poland which should cause spreads to tighten. Accordingly, during the quarter, while maintaining a similar percentage allocation to Poland, we sold our collateralized positions and purchased uncollateralized bonds. The uncollateralized bonds should outperform the collateralized issues due to their pure sovereign risk characteristics if the risk premium, as measured by spreads to treasuries, narrows.

U.S. dollar-denominated bonds of Ecuador have grown to be the fifth largest position in the Fund during the past three months which represent 5.7% of total investments. Ecuador has experienced significant political volatility since the spring, including Vice President Dahik's fleeing of the country amid corruption charges. We have viewed this volatility as a buying opportunity and remain favorable on Ecuador as a credit.

The Fund's allocation to Mexican corporate bonds and government debt represent 5.6% of total investments. We continue to believe Mexico still has a while before meaningful economic growth is sustainable. We are encouraged by Mexico's ability to raise capital in the debt market at attractive levels but feel a more significant investment at this time is not warranted. During the quarter, the Mexican portion of the Salomon Brothers Brady Bond Index was up 2.2%.

We decreased the Fund's allocation to Venezuelan debt from 6.5% of total investments to 3.4% of total investments during the quarter. Venezuelan debt is one of the highest yielding assets in the emerging markets debt universe but the country is unwilling to make the necessary adjustments to combat a significant economic drought. We will remain underweighted in Venezuelan securities until we are more comfortable with their willingness to address their economic problems.

During the quarter we increased our investment in Indonesian paper company corporate bonds to 2.4% of total investments from 1.9% of total investments. This trade increased our exposure to Asian paper company debt which should be a direct beneficiary from an increase in economic activity in the region.

The Fund's allocation to debt from Russia was reduced to 0.2% of total investments from 1.9% of total investments during the quarter. We believe at some point Russian debt will be a meaningful component of the Fund, as Russia should have an impressive fiscal profile after their Brady restructuring. At this point, however, we believe the debt has some downside risk heading into an election year.

During the quarter, we reinstituted a position in loans from the government of Peru. Peru is a dynamic country that is emerging from years of an economic drought brought upon by terrorist activity and economic mismanagement. President Fujimori has handled the problems admirably and we expect his privatization program to reinvigorate the economy and attract foreign investors. The country's recent Brady restructuring should also aid their fiscal profile and improve their debt service management.

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777. This number also includes specific information about the Fund, its portfolio and its recent performance.

                                   Cordially,




          Alan H. Rappaport                  Michael S. Hyland
          Chairman of the Board              President

Statement of Investments November 30, 1995 (Unaudited)

Bonds -- 118.4%
------------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
              Argentina - 23.7%
      5,000   Bridas Corp., 12.5%, 11/15/99** ..........................................        $  4,837,500
     64,800   Republic of Argentina, Floating Rate Bond, Series L,
                6.8125%, 3/31/05*,** ...................................................          42,363,000
Peso 10,337   Republic of Argentina, Bocon, Pre III, Floating Rate Note,
                3.45%, 9/01/02*,**(b) ..................................................           4,449,867
 Peso 7,910   Republic of Argentina, Bocon, Pre I, Floating Rate Note,
                3.4502%, 4/01/01*,**(b) ................................................           4,419,314
      6,500   Republic of Argentina, Par Bond, 5%, 3/31/23*,** .........................           3,416,562
                                                                                                 -----------
              TOTAL ARGENTINA ..........................................................          59,486,243
                                                                                                 -----------
              BRAZIL - 23.6%
      6,000   Aracruz Celulose S.A., 10.375%, 1/31/02** ................................           5,670,000
     40,265   Federal Republic of Brazil, Capitalization Bond, 8%, 4/15/14*,**(b) ......          21,365,814
     28,000   Federal Republic of Brazil, Investment Bond, 6%, 9/15/13** ...............          14,840,000
     13,500   Federal Republic of Brazil,  Par Bond, Series Z-L, 4.25%,  4/15/24*,** ...           6,758,437
     18,000   Federal Republic of Brazil, "New" New Money Bond, Series L,
                6.875%, 4/15/09*,** ....................................................          10,575,000
                                                                                                 -----------
              TOTAL BRAZIL .............................................................          59,209,251
                                                                                                 -----------
              BULGARIA - 5.3%
      7,000   Republic of Bulgaria, Interest Arrears Bond, 6.75%, 7/28/11*,** ..........           3,128,125
      5,782   Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24*,** .......           2,945,225
     26,500   Republic of Bulgaria, Front Loaded Interest Reduction Bond,
                Series A, 2%, 7/28/12* .................................................           7,353,750
                                                                                                 -----------
              TOTAL BULGARIA ...........................................................          13,427,100
                                                                                                 -----------
              COSTA RICA - 5.3%
        840   Costa Rica, Interest Bond, Series B, 6.72656%, 5/21/05*,** ...............             642,699
      8,400   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10** ...................           4,704,000
     16,000   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15** ...................           8,000,000
                                                                                                 -----------
              TOTAL COSTA RICA .........................................................          13,346,699
                                                                                                 -----------
              ECUADOR - 7.8%
      2,072   Republic of Ecuador, Interest Equalization Bond, 6.75%, 12/21/04*,** .....           1,201,687
     54,011   Republic of Ecuador, Past Due Interest Bond, 6.8125%, 2/28/15*(b) ........          17,823,576
      1,000   Republic of Ecuador, Discount Bond, 6.8125%, 2/28/25* ....................             493,750
                                                                                                 -----------
              TOTAL ECUADOR ............................................................          19,519,013
                                                                                                 -----------
              HUNGARY - 4.4%
     13,250   National Bank of Hungary, 8.875%, 11/01/13** .............................          11,163,125
                                                                                                 -----------



                See accompanying notes to financial statements.

Statement of Investments November 30, 1995 (Continued) (Unaudited)

Bonds (continued)
------------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
              INDONESIA - 3.2%
      2,000   APP International Finance Company B.V., 11.75%, 10/01/05** ...............        $  1,970,000
      3,000   Indah Kiat Finance, 12.5%, 6/15/06** .....................................           2,977,500
      3,000   Tjiwi Kimia International Finance Co., 13.25%, 8/01/01** .................           3,195,000
                                                                                                 -----------
              TOTAL INDONESIA ..........................................................           8,142,500
                                                                                                 -----------
              MEXICO - 7.5%
      3,000   Grupo Industrial Durango, 12.0%, 7/15/01** ...............................           2,557,500
      5,000   Hylsa S.A., 11%, 2/23/98** ...............................................           4,900,000
     18,650   United Mexico States, Par Bond, Series B, 6.25%, 12/31/19
                (including 18,650,000 rights expiring 6/30/03) .........................          11,493,062
                                                                                                 -----------
              TOTAL MEXICO .............................................................          18,950,562
                                                                                                 -----------
              PANAMA - 5.0%
     15,000   Republic of Panama, Floating Rate Note, 6.75%, 5/10/02*,** ...............          12,459,375
                                                                                                 -----------
              PHILIPPINES - 6.1%
     20,000   Republic of the Philippines, Front-Loaded Interest Reduction Bond,
                Series B, 5%, 6/01/08*,** ..............................................          15,250,000
                                                                                                 -----------
              POLAND - 14.5%
     56,630   Republic of Poland, Past Due Interest Bond, 3.75%, 10/27/14*,** ..........          36,561,744
                                                                                                 -----------
              SOUTH AFRICA - 0.9%
  ZAL 9,000   Republic of South Africa Notes, 12%, 2/28/05 .............................           2,147,018
                                                                                                 -----------
              TRINIDAD AND TOBAGO - 4.5%
      5,750   Trinidad and Tobago Notes, 11.5%, 11/20/97** .............................           6,123,750
      5,000   Trinidad and Tobago Notes, 9.75%, 11/03/00** .............................           5,200,000
                                                                                                 -----------
              TOTAL TRINIDAD AND TOBAGO ................................................          11,323,750
                                                                                                 -----------

                See accompanying notes to financial statements.

Statement of Investments November 30, 1995 (Continued) (Unaudited)

Bonds (continued)
------------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
              URUGUAY - 2.0%
      3,750   Uruguay Debt Conversion Note, Series B, 6.75%, 2/18/07*,** ...............        $  2,756,250
      3,000   Uruguay New Money Note, 6.875%, 2/18/06* .................................           2,160,000
                                                                                                ------------
              TOTAL URUGUAY ............................................................           4,916,250
                                                                                                ------------
              VENEZUELA - 4.6%
      7,250   Republic of Venezuela, Front-Loaded Interest Reduction Bond,
                Series A, 6.8125%, 3/31/07*,** .........................................           3,443,750
     12,000   Republic of Venezuela, Front-Loaded Interest Reduction Bond,
                Series B, 6.625%, 3/31/07*,** ..........................................           5,700,000
      5,000   Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20**
               (including 25,000 warrants expiring 3/31/20) ............................           2,543,750
                                                                                                ------------
              TOTAL VENEZUELA ..........................................................          11,687,500
                                                                                                ------------
              TOTAL BONDS (cost $313,490,839) ..........................................         297,590,130
                                                                                                ------------

Loan Participations -- 16.8%
------------------------------------------------------------------------------------------------------------
  DEM 3,250   Bank for Foreign Economic Affairs, Vnesheconombank#
                (Participation: Morgan Stanley, Chase Manhattan Bank, New York)+ .......             782,168
        778   Government of Jamaica, Tranche A, 6.75%, 10/15/00*
                (Participation: Chase Manhattan Bank, New York)+ .......................             699,993
      8,000   Kingdom of Morocco, Tranche A, Floating Rate, 6.59375%, 1/01/09*,**
                (Participation: Chase Manhattan Bank, Morgan Guaranty
                Trust Company of New York)+ ............................................           5,095,000
     44,000   Kingdom of Morocco, Tranche B, Floating Rate, 6.75%,
                1/01/04* (Participation: Chase Manhattan Bank,
                Morgan Stanley Emerging Markets, Inc.)+ ................................          34,540,000
      1,750   Peru Non-Citi # (Participation: Merrill Lynch)+ ..........................           1,194,375
                                                                                                ------------
              TOTAL LOAN PARTICIPATIONS
                (cost $44,222,207) .....................................................          42,311,536
                                                                                                ------------
              TOTAL  INVESTMENTS-- 135.2% (cost $357,713,046) ..........................         339,901,666
                                                                                                ------------




                See accompanying notes to financial statements.

Statement of Investments November 30, 1995 (Continued) (Unaudited)

Repurchase Agreement -- 3.0%
------------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
      7,426   J. P. Morgan, 5.9%, cost $7,426,000, dated 11/30/95, $7,427,217 due
                12/01/95, (collateralized by $18,252,000 Zero Coupon U.S. Treasury
                Principal Strip due 11/15/09, valued at $7,574,580)                             $  7,426,000
                                                                                                ------------
              LIABILITIES IN EXCESS OF OTHER ASSETS - (38.2%)                                    (95,925,997)
                                                                                                ------------
              NET ASSETS - 100.0% (equivalent to $11.50 per share on
                21,857,134 common shares outstanding)                                           $251,401,669
                                                                                                ============

-----------
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
  # Non-income producing. Security is currently in default.
  * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
 ** All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
  + Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
Peso-Argentina Peso.
 DEM-Deutschemark.
 ZAL-South African Rand.


                See accompanying notes to financial statements.

Statement of Assets and Liabilities November 30, 1995 (Unaudited)

Assets
Investments, at value (cost-- $357,713,046) ................................... $339,901,666
Repurchase agreement ..........................................................    7,426,000
Cash ..........................................................................          364
Receivable for securities sold ................................................   16,192,161
Interest receivable ...........................................................    4,920,800
Unamortized organization expenses .............................................       65,106
Prepaid expenses ..............................................................        5,225
                                                                                ------------
       Total assets ...........................................................  368,511,322
                                                                                ------------
Liabilities
Loan payable (Note 5) .........................................................  100,000,000
Payable for securities purchased ..............................................   13,529,104
Payable for compensated foreign currency contracts ............................    2,682,528
Accrued interest expense on loan ..............................................      447,743
Accrued management fee (Note 3) ...............................................      236,513
Other accrued expenses ........................................................      213,765
                                                                                ------------
       Total liabilities ......................................................  117,109,653
                                                                                ------------
Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares;
  21,857,134 shares outstanding) ..............................................       21,857
Additional  paid-in  capital ..................................................  305,610,764
Distribution in excess of  investment  income .................................   (3,414,523)
Accumulated  net  realized  loss on investments ...............................  (33,014,965)
Net unrealized depreciation on investments and foreign currency translations ..  (17,801,464)
                                                                                ------------
Net assets .................................................................... $251,401,669
                                                                                ============
                                        .
Net Asset Value Per Share ($251,401,669 - 21,857,134 shares)                          $11.50
                                        .                                             ======




                See accompanying notes to financial statements.

Statement of Operations for the Six Months Ended  November 30, 1995  (Unaudited)

Net Investment Income
Income
Interest (includes discount accretion of $5,980,907) ............................................   $25,820,256

Expenses
Interest on loan ..................................................................    $3,787,846
Management fee ....................................................................     1,426,204
Custodian .........................................................................        54,900
Printing ..........................................................................        50,142
Legal .............................................................................        31,763
Audit and tax services ............................................................        36,417
Listing fees ......................................................................        16,138
Transfer agent ....................................................................        41,681
Directors' fees and expenses ......................................................        12,017
Amortization of organization expenses .............................................        13,529
Other .............................................................................        66,095     5,536,732
                                                                                       ----------   -----------
Net investment income ...........................................................................    20,283,524
                                                                                                    -----------
Realized and Unrealized Gain (Loss) On Investments
  and Foreign Currency Transactions
Net Realized Loss on:
  Investments ...................................................................................   (19,418,572)
  Foreign currency transactions .................................................................    (1,381,496)
                                                                                                    -----------
                                                                                                    (20,800,068)
                                                                                                    -----------
Change in Net Unrealized Appreciation (Depreciation) on:
  Investments ...................................................................................    34,300,271
  Translation of foreign currency contracts and other assets and liabilities
    denominated in foreign currencies ...........................................................       278,178
                                                                                                    -----------
                                                                                                     34,578,449
                                                                                                    -----------
Net realized loss and change in net unrealized appreciation (depreciation) ......................    13,778,381
                                                                                                    -----------
Net Increase in Net Assets from Operations ......................................................   $34,061,905
                                                                                                    ===========


                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                             Six Months
                                                                               Ended         Twelve Months
                                                                          November 30, 1995      Ended
                                                                             (unaudited)      May 31, 1995
------------------------------------------------------------------------------------------------------------
Operations
Net investment income ....................................................  $ 20,283,524      $ 37,024,845
Net realized loss on investments and foreign currency transactions .......   (20,800,068)      (25,497,473)
Change in net unrealized appreciation (depreciation) .....................    34,578,449       (23,559,467)
                                                                            ------------      ------------
Net increase (decrease) in net assets from operations ....................    34,061,905       (12,032,095)
                                                                            ------------      ------------
Dividends and Distributions to Shareholders from
Net investment income ....................................................   (18,032,138)      (29,701,991)
Net realized gains .......................................................          --          (6,362,282)
                                                                            ------------      ------------
Total dividends to shareholders ..........................................   (18,032,138)      (36,064,273)
                                                                            ------------      ------------
Capital Share Transactions
Offering expenses charged to paid-in capital .............................          --             (13,000)
                                                                            ------------      ------------
Total increase (decrease) in net assets ..................................    16,029,767       (48,109,368)

Net Assets
Beginning of period ......................................................   235,371,902       283,481,270
                                                                            ------------      ------------
End of period ............................................................  $251,401,669      $235,371,902
                                                                            ============      ============


Statement of Cash Flows For the Six Months Ended November 30, 1995 (Unaudited)

Cash Flows from Operating Activities:
Purchases of securities ....................................................................  $(74,315,556)
Net sales of short-term investments ........................................................    (3,030,000)
Proceeds from sales of securities and principal paydowns ...................................    75,563,414
                                                                                               -----------
                                                                                                (1,782,142)
Net investment income ......................................................................    20,283,524
Accretion of discount on investments .......................................................    (5,980,907)
Interest on payment-in-kind bonds ..........................................................    (1,725,579)
Amortization of organization expenses ......................................................        13,529
Net change in receivables/payables related to operations ...................................       895,635
                                                                                               -----------
Net cash provided by operating activities ..................................................    11,704,060
                                                                                               -----------
Cash Flows from Financing Activities:
Dividends paid .............................................................................   (18,032,138)
                                                                                               -----------
Net cash used by financing activities ......................................................   (18,032,138)
                                                                                               -----------
Net decrease in cash .......................................................................    (6,328,078)
Cash at beginning of period ................................................................     6,328,442
                                                                                               -----------
Cash at end of period ......................................................................   $       364
                                                                                               ===========


                See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1.  Organization

    The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) Investment transactions. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

    (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

    (d) Federal income taxes. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision has been made for federal income taxes.

    (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

    (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (h) Forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts which are marked to market to reflect the changes in the currency exchange rates. The change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

    (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the period ended November 30, 1995, the Fund paid interest expense of $3,963,715.

3.  Management and Advisory Fees and Other Transactions

    The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

    The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

    The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

    At November 30, 1995, Oppenheimer and the Investment Adviser each own 3,697 and 4,709 shares of the Fund, respectively. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

    The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.


4.  Portfolio Activity and Federal Income Tax Status

    Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 1995 aggregated $73,546,149 and $84,208,114, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at November 30, 1995 was $366,509,667. Gross unrealized appreciation and depreciation amounted to $13,354,522 and $32,536,523, respectively, resulting in a net unrealized depreciation on investments of $19,182,001.

    For the year ended May 31, 1995, for federal income tax purposes, capital and foreign currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital and foreign currency losses of $4,235,371 and $11,172,399, respectively during fiscal 1995. In addition, the Fund has a capital loss carryforward as of November 30, 1995 of $7,428,806 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to the shareholders.

5.  Bank Loan

    The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1% and the maturity date is May 6, 1996. The collateral for the loan was valued at $232,646,964 on November 30, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

6.  Loan Participations/Assignments

    The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1995 was $42,311,536.

    In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.  Credit Risk

    The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and other currency exchange fluctuations.

8.  Dividend Subsequent to November 30, 1995

    On December 13, 1995, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income, payable December 29, 1995 to shareholders of record December 26, 1995.

9.  Financial Instruments with Off-Balance Sheet Risk

    The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 1995, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting closing transactions.

Financial Highlights

Data for a share of common stock outstanding throughout the period:

                                                          Six Months       Twelve Months
                                                            Ended             Ended        Period Ended
                                                      November 30, 1995       May 31,         May 31,
                                                         (Unaudited)           1995           1994(a)
--------------------------------------------------------------------------------------------------------
Net investment income .............................        $  0.93           $  1.69          $  1.22
Net realized gain (loss) and change in
  unrealized appreciation (depreciation) on
  securities and foreign currency translations                0.63             (2.24)           (1.03)
                                                           -------           -------          -------
Total from investment operations ..................           1.56             (0.55)            0.19
                                                           -------           -------          -------
Dividends to shareholders from net
  investment income ...............................          (0.83)            (1.36)           (1.06)
Dividends to shareholders from net
  realized capital gains ..........................             --             (0.29)           (0.14)
Offering costs on issuance of common stock ........             --                --            (0.04)
                                                           -------           -------          -------
Net increase (decrease) in net asset value ........           0.73             (2.20)           (1.05)
Net asset value, beginning of period ..............          10.77             12.97            14.02
                                                           -------           -------          -------
Net asset value, end of period ....................         $11.50            $10.77           $12.97
                                                            ======            ======           ======
Per share market value, end of period .............         $12.25            $11.88           $14.00
Total investment return based on market
  price per share (c) .............................         10.57%            -2.18%            8.29%(b)
Ratios/Supplemental data:
  Net assets, end of period .......................   $251,401,669      $235,371,902     $283,481,270
  Ratio of operating expenses to
    average net assets ............................          1.46%(d)          1.45%            1.38%(d)
  Ratio of interest expense to
    average net assets ............................          3.16%(d)          2.96%            1.02%(d)
  Ratio of total expenses to
    average net assets ............................          4.62%(d)          4.41%            2.40%(d)
  Ratio of net investment income to
    average net assets ............................         16.93%(d)         15.42%            8.98%(d)
  Portfolio turnover rate .........................         22.09%            58.16%           23.15%
  Bank loan outstanding, end of period ............   $100,000,000      $100,000,000     $100,000,000
  Interest rate on bank loan, end of period .......          6.75%           7.5625%           6.375%
  Weighted average bank loan ......................   $100,000,000      $100,000,000    $  66,348,974
  Weighted average interest rate ..................          7.58%(d)          7.12%            4.87%(d)

----------------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
Fund's dividend reinvestment plan.
(d) Annualized.

                See accompanying notes to financial statements.

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited):

                                                     Net Realized Gain
                                                    (Loss) & Change in
                           Net Investment             Net Unrealized
                               Income           Appreciation (Depreciation)
                                        Per                       Per
Quarters Ended*           Total        Share       Total         Share
--------------------------------------------------------------------------------
August 31, 1993**       $  3,644        $.17      $14,086        $  .64

November 30, 1993          7,869         .36       17,599           .81

February 28, 1994          6,585         .30      (12,663)         (.58)

May 31, 1994               8,511         .39      (41,458)        (1.90)

August 31, 1994            8,536         .39       (5,787)         (.27)

November 30, 1994          9,293         .42      (21,503)         (.98)

February 28, 1995          9,157         .42      (53,616)        (2.45)

May 31, 1995              10,039         .46       31,849          1.46

August 31, 1995           10,387         .48        3,358           .15

November 30, 1995          9,897         .45       10,421           .48

-------------
 *Totals expressed in thousands of dollars except per share amounts. **For the period June 25, 1993 (commencement of operations) through
  August 31, 1993.

                See accompanying notes to financial statements.

(Left Column)

Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

LESLIE H. GELB
    President, The Council
    on Foreign Relations

MICHAEL S. HYLAND
    President;
    President, Salomon Brothers
    Asset Management Inc

ALAN H. RAPPAPORT
    Chairman of the Board;
    Executive Vice President,
    Oppenheimer & Co., Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    John Hopkins University

JESWALD W. SALACUSE
   Henry J. Braker Professor of
   Commercial Law, and formerly Dean,
   The Fletcher School of Law & Diplomacy
   Tufts University

Officers

ALAN H. RAPPAPORT
   Chairman of the Board

MICHAEL S. HYLAND
   President

PETER J. WILBY
   Executive Vice President

THOMAS FLANAGAN
   Executive Vice President

LAWRENCE H. KAPLAN
   Executive Vice President

ALAN M. MANDEL
   Treasurer

TANA E. TSELEPIS
   Secretary

AMY W. YEUNG
   Assistant Treasurer

LAURIE A. PITTI
   Assistant Treasurer


(Right Column)

The Emerging Markets
Income Fund II Inc

         7 World Trade Center
         New York, New York  10048
         1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
         Advantage Advisers, Inc.
         Oppenheimer Tower
         World Financial Center
         New York, New York  10281

INVESTMENT ADVISER
         Salomon Brothers Asset Management Inc
         7 World Trade Center
         New York, New York  10048

CUSTODIAN
         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005

INDEPENDENT ACCOUNTANTS
         Price Waterhouse LLP
         New York, New York  10036

LEGAL COUNSEL
         Simpson Thacher & Bartlett
         New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
         EDF

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund II Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

(Left Column)

Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048


-----------------
   BULK RATE
  U.S. POSTAGE
     PAID
STATEN ISLAND, NY
 PERMIT No. 169
-----------------


(Right Column)

The Emerging Markets
Income Fund II Inc


Semi-Annual Report

NOVEMBER 30, 1995







--------------------------------------------
     The Emerging Markets Income Fund II Inc
     ---------------------------------------